GOLDMAN SACHS TRUST

Goldman Sachs Energy Infrastructure Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares, of the

Goldman Sachs Energy Infrastructure Fund

(the “Fund”)

Supplement dated September 3, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated March 30, 2025, as supplemented to date

Effective immediately, Akif Irfan will no longer serve as a portfolio manager for the Fund. In addition, effective immediately, Christopher A. Schiesser will begin serving as a portfolio manager for the Fund.

Kyri Loupis and Matthew Cooper will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Irfan in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Energy Infrastructure Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Kyri Loupis, Managing Director, has managed the Fund since 2017; Mattthew Cooper, Vice President, has managed the Fund since 2017; and Christopher A. Schiesser, Vice President, has managed the Fund since 2025.

The following row replaces the third row of the table under the “Service Providers—Fund Managers” section of the Prospectuses:

Christopher A. Schiesser Vice President	Portfolio Manager— MLP Energy Infrastructure Energy Infrastructure	Since 2023 2025	Mr. Schiesser joined the Investment Adviser in 2015. He is a portfolio manager on the Energy & Infrastructure Team.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

MLPEISESTK 09-25